UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: May 31, 2012

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of May 31, 2012 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

98.6%	Common Stock	177,497,289	189,154,756
1.2%	Short-Term Investment	2,189,771	2,189,771

99.8%	Total Investments	179,687,060	191,344,527
0.2%	Other Assets and Liabilities, Net		426,146

100.0%	Net Assets		191,770,673

	Number	Value
Security	of Shares	($)

Common Stock 98.6% of net assets

Asia Pacific and Other 34.8%

Australia 9.5%
Commonwealth Property Office Fund	1,896,660	1,857,609
Dexus Property Group	1,827,628	1,671,049
GPT Group	588,800	1,860,167
Westfield Group	1,013,840	8,954,355
Westfield Retail Trust	1,460,241	3,866,316

		18,209,496

Brazil 1.9%
Iguatemi Empresa de Shopping Centers S.A.	41,400	794,808
Multiplan Empreendimentos Imobiliarios S.A.	101,550	2,411,803
PDG Realty S.A. Empreendimentos e Participacoes	143,200	238,566
Rossi Residencial S.A.	87,300	228,546

		3,673,723

Chile 0.4%
Parque Arauco S.A.	416,160	724,597

China 1.2%
Guangzhou R&F Properties Co., Ltd., Class H	1,104,000	1,449,281
Home Inns & Hotels Management, Inc. ADR *	36,900	790,398

		2,239,679

Hong Kong 8.8%
Champion Real Estate Investment Trust	6,580,000	2,659,619
China Overseas Land & Investment Ltd.	700,000	1,460,358
Hang Lung Properties Ltd.	785,300	2,498,520
Hongkong Land Holdings Ltd.	245,000	1,368,057
Hysan Development Co., Ltd.	473,869	1,867,365
Mandarin Oriental International Ltd.	173,000	220,518
New World Development Co., Ltd.	1,543,000	1,658,464
Shangri-La Asia Ltd.	696,000	1,366,030
Soho China Ltd.	1,329,000	899,572
Sun Hung Kai Properties Ltd.	249,454	2,809,385

		16,807,888

Japan 6.8%
Mitsubishi Estate Co., Ltd.	332,400	5,151,367
Mitsui Fudosan Co., Ltd.	278,500	4,627,707
Nippon Accommodations Fund, Inc.	148	963,635
Sumitomo Realty & Development Co., Ltd.	107,500	2,249,873

		12,992,582

Malaysia 0.5%
Sunway Real Estate Investment Trust	2,315,700	940,786

Mexico 0.5%
Consorcio ARA, S.A.B. de C.V. *	1,424,700	404,073
Urbi, Desarrollos Urbanos, S.A. de C.V. *	728,000	624,499

		1,028,572

New Zealand 0.6%
Goodman Property Trust	1,662,100	1,246,715

Philippines 0.9%
SM Prime Holdings, Inc.	6,308,625	1,847,746

Singapore 3.7%
Ascott Residence Trust	930,000	756,882
CapitaCommercial Trust	1,029,500	980,347
CDL Hospitality Trusts	589,600	838,626
Global Logistic Properties Ltd. *	1,723,700	2,773,094
Suntec Real Estate Investment Trust	1,782,300	1,770,608

		7,119,557

		66,831,341

Europe 12.3%

Austria 0.6%
Immofinanz AG *	400,400	1,146,514

France 2.6%
Fonciere des Regions	3,937	253,670
Gecina S.A.	2,640	224,251
ICADE *	18,300	1,416,153
Unibail-Rodamco SE	18,637	3,084,788

		4,978,862

Germany 2.9%
Alstria Office REIT-AG	178,100	1,738,184
Deutsche Wohnen AG	182,849	2,832,373

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

GSW Immobilien AG *	30,800	1,076,189

		5,646,746

Sweden 0.5%
Fabege AB	126,500	921,555

United Kingdom 5.7%
British Land Co., plc	236,900	1,769,091
Capital & Counties Properties plc	798,641	2,386,176
Capital Shopping Centers Group plc	192,574	919,734
Great Portland Estates plc	159,946	933,168
Land Securities Group plc	288,588	3,162,284
Raven Russia Ltd.	365,000	337,523
Shaftesbury plc	172,500	1,346,157

		10,854,133

		23,547,810

North America 51.5%

Canada 6.3%
Boardwalk Real Estate Investment Trust	17,079	970,155
Brookfield Canada Office Properties	20,596	530,628
Brookfield Office Properties, Inc.	260,063	4,348,442
Canadian Apartment Properties Real Estate Investment Trust	176,114	4,100,829
Canadian Real Estate Investment Trust	20,093	765,513
RioCan Real Estate Investment Trust	54,431	1,407,085

		12,122,652

United States 45.2%
Alexandria Real Estate Equities, Inc.	34,259	2,345,371
American Campus Communities, Inc.	44,700	1,962,330
American Tower Corp.	22,410	1,453,961
AvalonBay Communities, Inc.	31,924	4,461,379
Boston Properties, Inc.	47,451	4,884,131
BRE Properties, Inc.	39,000	1,919,970
Chesapeake Lodging Trust	53,974	974,231
Colonial Properties Trust	187,400	3,974,754
DiamondRock Hospitality Co.	96,600	960,204
Duke Realty Corp.	137,780	1,906,875
Entertainment Properties Trust	20,966	865,267
Equity Residential	64,958	3,968,934
Essex Property Trust, Inc.	32,366	4,869,788
Federal Realty Investment Trust	13,089	1,286,387
HCP, Inc.	49,448	2,019,456
Health Care REIT, Inc.	18,000	998,460
Host Hotels & Resorts, Inc.	253,153	3,863,115
Hudson Pacific Properties, Inc.	31,800	509,436
iShares Dow Jones US Real Estate Index Fund	15,000	918,300
Kilroy Realty Corp.	31,900	1,464,529
LaSalle Hotel Properties	137,908	3,803,503
Pebblebrook Hotel Trust	15,700	344,615
Post Properties, Inc.	53,500	2,589,935
ProLogis, Inc.	136,171	4,354,749
Public Storage	20,906	2,790,324
Simon Property Group, Inc.	64,781	9,556,493
SL Green Realty Corp.	28,000	2,100,280
Starwood Hotels & Resorts Worldwide, Inc.	33,915	1,792,408
The Macerich Co.	37,900	2,162,195
UDR, Inc.	142,003	3,677,878
Ventas, Inc.	60,567	3,562,551
Vornado Realty Trust	29,322	2,402,058
Weingarten Realty Investors	74,632	1,909,086

		86,652,953

		98,775,605

Total Common Stock
(Cost $177,497,289)		189,154,756

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investment 1.2% of net assets

Time Deposit 1.2%
Bank of America
US Dollar
0.03%, 06/01/12	2,189,771	2,189,771

Total Short-Term Investment
(Cost $2,189,771)		2,189,771

End of Investments

At 05/31/12, the tax basis cost of the fund’s investments was $184,272,451 and the unrealized appreciation and depreciation were $14,821,086 and ($7,749,010), respectively, with a net unrealized appreciation of $7,072,076.

As of 05/31/12, the values of certain foreign securities held by the fund aggregating $83,824,338 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser and administrator have formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures and forward foreign currency exchange contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are

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Portfolio Holdings (Unaudited) continued

based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of May 31, 2012:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock
Asia Pacific and Other(a)	$5,426,892	$—	$—	$5,426,892
Australia	—	18,209,496	—	18,209,496
China	790,398	1,449,281	—	2,239,679
Hong Kong	—	16,807,888	—	16,807,888
Japan	—	12,992,582	—	12,992,582
Malaysia	—	940,786	—	940,786
New Zealand	—	1,246,715	—	1,246,715
Philippines	—	1,847,746	—	1,847,746
Singapore	—	7,119,557	—	7,119,557
Europe
Austria	—	1,146,514	—	1,146,514
France	—	4,978,862	—	4,978,862
Germany	—	5,646,746	—	5,646,746
Sweden	—	921,555	—	921,555
United Kingdom	337,523	10,516,610	—	10,854,133
North America(a)	98,775,605	—	—	98,775,605
Short-Term Investment(a)	—	2,189,771	—	2,189,771

Total	$105,330,418	$86,014,109	$—	$191,344,527

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

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Portfolio Holdings (Unaudited) continued

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended May 31, 2012.

REG406025MAY12

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments

By:	/s/ Marie Chandoha

Marie Chandoha
Chief Executive Officer

Date:	July 23, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha

Marie Chandoha
Chief Executive Officer

Date:	July 23, 2012

By:	/s/ George Pereira

George Pereira
Principal Financial Officer

Date:	July 23, 2012